UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2011

ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA  30305
(Address of principal executive offices, including zip code)

(404) 952-2400
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 10, 2011, ExamWorks Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results and giving certain business outlook information for fiscal year 2011. The Press Release was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2011.  The Company hereby reaffirms the following revenue and Adjusted EBITDA guidance for fiscal year 2011 previously disclosed in the section of the Press Release entitled “Business Outlook:”

•
Fiscal year 2011 reported revenue is expected to be $405 million to $415 million, including the expected results of MES, National IME and Premex from the date of acquisition, but excluding the effect of expected future acquisitions during 2011.

•
Fiscal year 2011 reported Adjusted EBITDA is expected to be $74 million to $80 million, including the expected results of MES, National IME and Premex from the date of acquisition, but excluding the effect of expected future acquisitions during 2011.  Adjusted EBITDA is a non-GAAP measure, the use of which by ExamWorks is described below.  The reconciliation to GAAP measures of reported 2011 Adjusted EBITDA is expected to be calculated and presented in a manner consistent with the reconciliation for three months ended March 31, 2011.

Item 7.01.                 Regulation FD Disclosure

In connection with the launch of the Private Offering the Company delivered an offering memorandum containing certain updated business information (the “Business Information”) and updated financial information (the “Financial Information”) to potential investors in the Private Offering. The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, respectively, is being provided to satisfy the Company’s resulting public disclosure requirements under Regulation FD.

The Business Information and the Financial Information are being furnished as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01.                 Other Events.

On July 7, 2011, the Company issued a press release announcing that it intends, subject to market and other conditions, to offer $250.0 million aggregate principal amount of senior notes (the “Notes”) in a private offering (the “Private Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes may not be offered or sold without registration unless pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction. A copy of the press release related to the offering of the Notes is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01.                 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Business Information
99.2	Financial Information
99.3	Press Release of ExamWorks Group, Inc., dated July 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: July 7, 2011	By:	/S/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Business Information
99.2	Financial Information
99.3	Press Release of ExamWorks Group, Inc., dated July 7, 2011